1
EXHIBIT 32.2
CERTIFICATION

PURSUANT TO
18 U.S.C. Section 1350
Pursuant

to

18

U.S.C.

Section

1350,

the

undersigned

officer

of

Popular,

Inc.

(the

"Company"),

hereby
certifies

that

the

Company's

Report

on

Form

10-Q

for

the

quarter

ended

March

31,

2024

(the

"Report")

fully
complies with the

requirements of Section

13(a) or 15(d), as

applicable, of the

Securities Exchange Act

of 1934 and
that

the

information

contained

in

the

Report

fairly

presents,

in

all

material

respects,

the

financial

condition

and
results of operations of the Company.
Dated:May 10, 2024
By:

/s/ Jorge J. García
Name: Jorge J. García
Title: Chief Financial Officer
A signed original of this written statement has been provided to the Company and will be retained by the
Company and furnished to the Securities and Exchange Commission or its staff upon request.